Nip and Tuck
(the Ageless Super Model)

Lehman Brothers
CEO Energy/Power Conference

J. Wayne Leonard
Chief Executive Officer
September 7, 2004

Entergy®

Safe Harbor and Reg G Compliance

In this presentation and from time to time in press releases and filings made with the Securities Exchange Commission, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases at local and federal regulatory agencies, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, and the prices and availability of power Entergy must purchase for its utility customers, uncertainty regarding establishment of permanent sites for spent nuclear fuel storage and disposal, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch's profitability and trading, resolution of pending investigations of Entergy-Koch's past trading practices, changes in the energy trading market, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, including possible sales of Entergy-Koch Trading and Gulf South Pipeline, changes in utility regulation and in regulation of the nuclear industry, the success of Entergy's strategies to reduce current tax payments, and the effects of litigation.

This presentation includes the non-GAAP measures of operational earnings, operational return on equity, operational return on invested capital and net debt to net capital when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of each of these measures to the most directly comparable GAAP measure, and they are found on slides 27 and 28. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com/earnings.

Strategy Is Consistent as Entergy Transitions from "Recovery" to "Recovered"

Category	Recovery Phase (98-03)	Recovered Phase (04-beyond)
Operational	Improved customer service and reliability; mended regulatory relationships	Continue improvement in operating measures; strengthen regulatory relationships to support incentive regulation
Growth platform	Fixed portfolio by divesting international distribution, merchant generation, and non-core telecom, security businesses	Build on core capabilities; enter businesses where scale, skills, scope or asset positions enable success; execute in accordance with POV
Financial flexibility	Protected against credit downgrades by exiting businesses; increased liquidity; paid down debt	Achieve further credit and business position upgrades; maintain liquidity to enable growth investments
Risk manage-ment	Reacted to events to eliminate fears of "bet the company" risks	Focus proactively on protecting current position; relentlessly identify and quantify risks; optimize balance sheet

Entergy's Strategic Focus

Increasing Risk (from top to bottom)

Strategic Profile	Description	Now	Future	Signposts
Bond Proxy	Low-growth dividend engine	✓	✓	Fiscal & monetary policies and outcomes, shareholder preferences
Local Utility	LDCs, Wires business	✓	✓	Retail competition, scale, independence, lock-downs (capital attraction; economic efficiency; demand control; income transfer)
Interstate Utility	Fully integrated	✓	✓	PUHCA repeal; M&A, MOE opportunities; distressed prices vs. distressed companies
Nuclear Company	Baseload Generation operations	✓	✓	Price; operating record; regulatory pressure
Retail Company	Customer interface; ancillary services	✓	?	Customer acquisition cost; scale, profitability, risk mgmt
Trader/Generator	Ownership; asset optimization		?	Merge/partner; market evolution
Technology Company	R&D, Venture Cap		✗	Sale of company
Multinational Energy Company	Geographic Expansion		✗	Merge/partner/sell
Vertical Expansion	Sector / Industry Expansion		✗	Merge/partner/sell
Broad Diversification	Outside Energy Sector		✗	Merge; transfer/replace management/board

Entergy's Business ^Super Model Stands the Test of Time


Entergy's Business Model
Supply/Demand
Environmental
Fuel Prices
Credit Markets
Climate/Weather Data
Competitive Behavior
Legislative/Regulatory
Capital Markets
Rigorous Analysis
POV
Current Point of View
Business Strategy
Create Options
FIT
Driven by
Markets
Skills
Scale
Scope
Position
Portfolio Management
Long Positions
Structured Contracts
Asset Development /Acquisitions
Asset Disposition
Structured Contracts
Short Positions
RISK
Strict VAR Limits
Operational Excellence
Produce products/ services
Achieve productivity
Manage relationships
Competitor Industry Standards

But it still comes down to

EXECUTION

Utility

Risk


Invested to improve service, reliability…
in T&D
…efforts resulted in strong regulatory relationships
Operating
Regulatory

Fit


Dereg. not in immediate future
Initial dereg. path
Skills
Synergies

POV


Invest in G
IPP Bust
IPP Boom
Value to ETR
Cost of Power

Successful "Back to Basics" Transformation

Preparation **for deregulation tightened operational skills and performance; *Delay* preserves synergies of integrated company**

Overbuild in our region allows purchase of excess capacity/energy at the right price to meet long-term supply needs

Better Service = Customer Loyalty

Capital Expenditures
99-03, $B



+1.7B
> depr
0.8
1.1
1.1
1.1
1.2
Depreciation
99
00
01
02
03

Outage Frequency
per customer per year



Down
49%
3.5
2.6
2.2
2.1
2.0
1.8
Target
98
99
00
01
02
03

Outage Duration
average minutes



Down
48%
278
229
172
162
164
144
Target
98
99
00
01
02
03

= Better Relationships = Better Returns/Less Risk

Regulatory Outage Complaints
\# per year



Down
85%
535
420
196
113
110
81
98
99
00
01
02
03

Call Center Abandoned Calls
thousands



Down
63%
858
230
175
160
210
317
98
99
00
01
02
03

Operational Return on Equity
99-03, %



7%
Industry Average
Utility Operating
Company ROE*
10.7
11.5
10.1
10.7
11.5

	99	00	01	02	03
As-Reported	9.9	11.1	10.0	10.7	8.7

* *Source: Regulatory Research Associates, Inc.*

Nuclear

Risk



5 under-performing sites; UC PPAs at plant's bus; 5 counterparties
Hedging program: 80+ PPAs; 18 counterparties; 8 delivery points
Operating
Financial/ Commodity

Fit



Robust talent pool; turnaround record
Unproven outside legacy fleet
Skills
Synergies

POV



Invest
Financial/ operational-driven divestiture
Discipline
98: dereg-driven divestitures
02: auctions; well-run plants
Attractiveness to ETR
Cost of Asset

Reduced risk through <u>operational improvements</u> and expanded origination efforts to achieve <u>hedging</u> goals

Increased nuclear scale, talent pool and turnaround skills

Regulatory pressure on underperforming plants provides potential catalyst for future investment opportunities

"I never saw a nuclear plant I didn't like" Don Hintz

But No Two Nuclear Plants Are Exactly Alike

Plants		Accomplishments
	**ANO Unit 1** 836 MW Babcox & Wilcox PWR	01 - Set record for B&W refueling outage (RFO) at 23 days 96 - First OSHA VPP Star status designation in country
	**Indian Point 2 & 3** 1939 MW Westinghouse PWR	04 - Both units exceeded 375 day continuous runs 04 - Successful FEMA Emergency Plan exercise 03 - Successful Force-on-Force exercise 02 - IP2 safest and shortest RFO in unit history at 33 days
	**ANO Unit 2** 858 MW Combustion Engineering PWR	04 - Winner of NEI Top Industry Practice award 03 - World record for CE RFO at 20 days
	**Waterford 3** 1075 MW Combustion Engineering PWR	04 - Successful FEMA Emergency Plan exercise 04 - Successful Force-on-Force exercise 03 - RFO with no OSHA recordable injuries 02 - OSHA VPP Star status designation

"I never saw a nuclear plant I didn't like" Don Hintz

But No Two Nuclear Plants Are Exactly Alike

	Plants	Accomplishments
	**Grand Gulf** 1207 MW GE - BWR	03 – Most MWhs generated in nation by nuclear plant 02 - OSHA VPP Star status designation 01 - 22 day RFO set U.S. record for same-type reactor
	**River Bend** 966 MW GE - BWR	02 - 17 day RFO set U.S. record for BWR6 plants 01 - OSHA VPP Star status designation
	**Pilgrim** 688 MW GE - BWR	04 - Winner of Massachusetts Safety Council award 03 - OSHA VPP Star status designation
	**JA FitzPatrick** 825 MW GE - BWR	04 - 9 million labor-hours without lost-time occurrence 04 - OSHA VPP Star status designation 04 - Power magazine award for best O&M performance 00-04 - Reduced NRC Licensee Event Reports from 16 to 0
	**Vermont Yankee** 510 MW GE - BWR	04 - Certificate of public good for power uprate 02 - 21 day RFO shortest in site's 30+ year history
	**Cooper** 764 MW GE - BWR	04 - Ongoing run 2nd longest continuous run since 1979 04 - $100M capital improvements program on schedule 03 - First long-term services contract of its kind in U.S.

Skills/Standardization = Reduced Risk/Higher Margins



Less Risk
INPO Plant Performance
99-03; Index
100
90
80
70
60
50
40
98
99
00
01
02
03
Pilgrim
IP3
JAF
IP2
VY
ETR Purchase



Lower Cost
Entergy Nuclear Production Cost
3 Year Average Before ETR Ownership vs 03; Average $/MWh
29
(4.3)
(0.2)
(4.2)
20.3
Entergy Nuclear 06E Target
18
15
ETR Regulated Fleet in 03
Before ETR Ownership
Higher Capacity Factor
Power Uprates (46 MW)
Reduced Overall Costs
03

Risk Management = Focus on What You Know/Control; Transfer What You Can't



Portfolio Energy Sales as of 6/04
04E-08E; % Planned Generation
Sold under contracts at plant acquisition
New contracts
100
95
72
48
29
Rem. 04E
05E
06E
07E
08E



Average Energy Prices as of 6/04
04E-08E, $/MWh
Don't get greedy
80
70
60
50
40
30
Platt's Mass Hub Peak LD
NE Market Prices
Contract
as of 4Q03
Rem. 04E
05E
06E
07E
08E

Earnings Sensitivity
04E-06E; $/share

	Sensitivity*	Remainder of 04E	05E	06E
Current	+/-$1 / MMBtu or $9/MWh	0.00	0.04 / (0.04)	0.23 / (0.23)
As of 12/03	+/-$1 / MMBtu or $9/MWh	0.00	0.36 / (0.37)	0.42 / (0.50)

* Assumes market conversion based upon a 9,000 heat rate

Merchant Generation



Risk
98: Big buildout planned
02: Cancel/ sell turbines
EWO
Utility
Self supply
Sell plants
Second owner strategy
Operating/Construction
Financial/Commodity
Fit
Utility
EWO
Skills
Synergies
POV
Disciplined Investment
EWO
Utility
Attractiveness to ETR
Spark Spread

Initial non-recourse debt and turbine cancellation provisions provided off-ramp as financial and commodity risk increased	Synergy value of construction and development expertise (through Entergy-Shaw) decreased as buildout plans canceled	Overbuild in U.S. depressed spark spreads and decreased value of new generation
Risk of sourcing power in spot market mitigated by end of deregulation and ability to plan for long-term generation needs	Utility performance reflects 54% reduction in unplanned outage lost MWhs; engineering/ construction skills not required	Utility supply plan presents opportunity to obtain long-term supply at attractive prices that reduce prices to customers

Improved Heat Rates = Lower Fuel Costs / Prices to Customers



Investment < Fuel Savings
Supply Plan Contracts
04E - 08E; Summer MW
6,000
5,000
4,000
3,000
2,000
1,000
0
Estimated Short Position
Additional capacity needed to fill short position
1 to 3 year procurements
Purchase of 718 MW Perryville Plant
PPAs for ISES 2, River Bend and EAI System Resources
04E
05E
06E
07E
08E

Note: Additional supply plan resources will continue to be procured through the formal RFP and other processes, including but not limited to the monthly and weekly RFPs. Purchase of Perryville pending regulatory approvals (expected completion in first quarter 2005); interim power purchase agreement currently in place.

Trading

Risk


98 (In-house trading)
01 (Partner / Ringfence)
Today
Operating
Financial

Fit


01 (EK JV Created)
Today
98 (In-house trading)
Skills
Synergies

POV


01 (EK JV Created)
Today
Monetize
98 (In-house trading)
Attractiveness to ETR
Value to Others

Reduced operating and financial risk by partnering to obtain expertise in ringfenced structure

Synergies reduced as deregulation delayed and generation buildout cancelled

Sale to a third party presents best opportunity to enhance the value of an already successful business

EKT's Core Skills Present Bigger Opportunities for Big Diversified Buyer

Entergy-Koch Growth Components
01-Today



Illustrative
Generation Assets
New Products
New Customers
New Products
Partner with natural gas or financial player
Expand Europe
New Customers
New Products
01
02
03
04
Evolution over Time

Entergy	Deregulation likely	No deregulation
	Big generation buildout	Buildout canceled
	Limited risk management expertise	Corporate risk mgmt processes
Market	Merchants as traders	Merchants fail/exit; big banks enter trading
	50E/50D balance sheets <$10B	75E/25D balance sheets >$100B
	Limited cross product integration	High integration (gas/power/weather with financial services)

Market Conditions Point to Favorable Timing for EK's Pipeline As Well

Pipeline Transactions
EBITDA Multiple, Times


21%
Monetize
Invest
7.7
8.1
9.3
02
03
04 YTD

Recent Transactions/New Entrants

"Enron Corp. Announces Sale of CrossCountry to Southern Union and GE for $2.35 Billion" (MSN Money, 6/24/04)

"El Paso Corp. Sells 9.9% Stake in General Partner of GulfTerra Energy Partners to The Goldman Sachs Group, Inc." (MSN Money, 10/3/03)

"Fort Chicago Announces Agreement to Purchase an Approximate 16.41% Interest in the Portland Natural Gas Transmission System" (FortChicago.com, 8/19/03)

"Lowes Purchases Texas Gas Transmission Corp. from Williams" (Rigzone.com, 4/14/03)

Entergy Stock

Risk


98: leverage ↑;
Intl distribution,
retail, in-house
trading; poor
reg relations
Today:
Utility,
Nuclear
Operating
Commodity/Regulatory

Fit


Strategic Alignment
Flexibility

POV


Issue
Equity
Fairly
Valued
Invest
Buyback
P/E vs. Market
P/E vs. Risk Profile

Entergy's overall risk profile has decreased significantly since new strategy was adopted in 98; disciplined decision-making process emphasizes risk identification/quantification

Entergy realigned its strategy to leverage capabilities, increasing financial and operational flexibility to capitalize on new opportunities when they arise

Combination of dividends and share repurchases utilized to distribute cash to owners; repurchases are considered an investment and are evaluated as such using DCF analysis

Enhancing power to distribute cash

=

corporate wealth

1) Make Good Investments Then Execute Well

Operational Earnings
99-03 and Aspiration; $/share



8-10% Growth Aspiration (near-term)
CAGR 18%
As-Reported
2.17
3.12
3.23
3.81
4.25
99
00
01
02
03

Operational ROIC
99-03 and Aspiration; %



CAGR 7%
9% Aspiration
As-Reported
5.9
6.8
7.2
7.4
7.7
99
00
01
02
03

	99	00	01	02	03	99	00	01	02	03
As-Reported	2.25	2.97	3.23	2.64	4.01	6.1	6.6	7.2	5.8	7.4

2) Conserve Business Risk

	Then (98)	Now (04+)
Utility	▪ Deregulation potential ▪ Poor operations / regulatory relations ▪ Weak balance sheet	▪ No deregulation ▪ Improved operations ▪ Improved regulatory relations ▪ Improved credit ratings / business position
Nuclear	▪ 1 decommissioning contract ▪ Idea for growing business ▪ Unproven operating expertise ▪ Under-utilized talent pool	▪ 5 plant portfolio ▪ Operating improvement ▪ Successful labor strategy ▪ Low capital-intensive contract ▪ Well-developed, larger talent pool
IPP	▪ Development plans in 9 countries ▪ Ambitious wholesale energy strategy	▪ Canceled turbine contracts ▪ Less than 1,800 MW non-nuclear wholesale assets
Trading	▪ Hit and miss in-house trading with significant risk	▪ Consistently profitable trader (EKT) ▪ Plans to monetize
Entergy	▪ Relatively high risk profile ▪ At-risk credit ratings ▪ 33% dividend cut in 98	▪ Relatively low risk profile ▪ Solid credit metrics / ratings ▪ 50% dividend increase since 00

3) Conserve Financial Risk

Timeline - Rating Agency Action
98-Present

S&P

6/01
Issued BBB rating for Entergy Parent & raised ELI rating*

ELI	BBB	➡	BBB+

6/02/04
Improvement in business profile scores

EAI	6	➡	5
ELI	6	➡	5
EMI	7	➡	6
ENOI	7	➡	6

7/22/04
Raised ratings of ETR operating subsidiaries*

EAI	BBB+	➡	A-
EGSI	BBB-	➡	BBB
ELI	BBB+	➡	A-
EMI	BBB+	➡	A-
ENOI	BBB	➡	A-
SERI	BBB-	➡	BBB

1998 | 1999 | 2000 | 2001 | 2002 | 2003 | 2004

Moody's

9/02
Placed ENOI on negative outlook

3/04
Placed EAI & ELI on review for possible upgrade

8/25/04
Raised ratings of 2 operating subsidiaries*

EAI	Baa2	➡	Baa1
ELI	Baa2	➡	Baa1
ENOI	Neg	➡	Stable

8/25/04
Issued Baa3 rating for Entergy Parent

*Senior secured ratings

4) Don't Destroy Wealth with "Sub-Optimal" Capital Structure or Lazy Cash

Net Debt to Net Capital, %


Actual
50
Headroom*
46 (as of 2Q04)
Target
98
Today

Cash Flow Interest Coverage, times


6 (as of 2Q04)
Headroom
Target
5
Actual
98
Today

**Debt to Capital Ratio = 47% as of 2Q04*

5) Don't Destroy Wealth with ~~Static POV Investment Models~~ Then and Now



Monetize
Monitor
Invest
Nuclear
EKT
ETR stock
Invest Outside Energy Sector
In-house Trading
IPP
Utility Supply Plan
International Expansion
ETR stock
LNG
Retail
Nuclear
Pipeline
Retail
Pipeline
IPP
LE CitiPower
Divest
Monitor
Value
+
–
Business Fit (Knowledge, Skills)
+

6) Never Be Satisfied

Financial Aspirations and Status

Category	Aspiration	Status
EPS Growth	Near-term: 8-10% Long-term: 5-6%	▪ 05 EPS guidance exceeding near-term 8-10% target ▪ 8-10% EPS growth targeted in 06 driven by intrinsic growth and accretion ▪ 5-6% targeted thereafter
Returns	9% ROIC	▪ Currently at ~ 7%; ROIC aspiration reflects sale of EK, share repurchase program, and expected investment opportunity set
Credit Metrics	< 50% net debt/net capital	▪ Currently at 46%; will execute stock repurchases to remain < 50% ▪ Also monitoring total debt/total capital to remain within rating agency ranges
Credit Rating	Near-term: Ratings and business profile position continuous improvement Long-term: single A corporate credit rating	▪ Recent upgrades from both S&P and Moody's; increased business profile scores from S&P ▪ Newly issued investment grade Issuer Rating for Entergy Corporation by Moody's ▪ Targeting corporate credit rating improvement to single A over long-term
Dividends	Consistent dividend increases	▪ Targeting annual growth consistent with top quartile of electric industry over last 20 years

Appendix: Regulation G Reconciliations

($ millions)	1999	2000	2001	2002	2003
AS-REPORTED EARNINGS (A)	552	679	726	599	927
Preferred Dividends	43	32	24	24	24
Tax Effected Interest Expense	338	331	441	353	311
AS-REPORTED EARNINGS (including preferred dividends & tax effected interest expense) (B)	933	1,042	1,191	976	1,262
UTILITY SPECIAL ITEMS					
River Bend loss provision	–	–	–	–	(66)
SFAS 143 implementation	–	–	–	–	(21)
Voluntary severance plan	–	–	–	–	(70)
Merger expenses	–	–	(2)	–	–
Regulatory and reserve adjustments	(65)	(22)	–	–	–
Change in unbilled revenue estimate	32	–	–	–	–
Depreciation adjustment	11	–	–	–	–
SERI refund adjustments	(20)	–	–	–	–
Total Utility Special Items (C)	(42)	(22)	(2)	–	(157)
PARENT & OTHER SPECIAL ITEMS					
Voluntary severance plan	–	–	–	–	(1)
Merger expenses	–	–	(12)	–	–
Write-down of MyHomeKey investment	–	–	(7)	–	–
Write-down of Latin American assets	–	(28)	–	–	–
Total Parent & Other Special Items	–	(28)	(19)	–	(1)
COMPETITIVE BUSINESS SPECIAL ITEMS					
Entergy Nuclear					
SFAS 143 implementation	–	–	–	–	154
Voluntary severance plan	–	–	–	–	(52)
Energy Commodity Services	–	–	–	–	–
Gain (loss) on disposition of assets	68	13	1	52	1
Asset and contract impairments	–	–	–	(142)	–
Turbine commitment	–	–	–	(117)	–
Development costs	–	–	–	(21)	–
Restructuring costs	–	–	(4)	(39)	–
Damhead Creek mark to market gas contract	–	–	24	–	–
Write-off of start-up costs per new acct standard	(3)	–	–	–	–
Total Competitive Business Special Items	65	13	21	(267)	103
TOTAL SPECIAL ITEMS (D)	23	(36)	1	(267)	(55)
OPERATIONAL EARNINGS (A-D)	529	715	725	866	982

Appendix: Regulation G Reconciliations

($ millions)	1999	2000	2001	2002	2003
OPERATIONAL EARNINGS (including preferred dividends &tax effected interest expense) (B-D)	910	1,078	1,190	1,243	1,317
AVERAGE INVESTED CAPITAL (E)	15,364	15,883	16,640	16,862	17,114
AS-REPORTED ROIC (B)/E	6.1%	6.6%	7.2%	5.8%	7.4%
OPERATIONAL ROIC (B-D)/E	5.9%	6.8%	7.2%	7.4%	7.7%
AVERAGE FULLY DILUTED SHARES OUTSTANDING (in millions) (F)	245.3	228.5	224.7	227.3	231.1
AS-REPORTED EPS (A/F)	2.25	2.97	3.23	2.64	4.01
OPERATIONAL EPS (A-D)/F	2.17	3.12	3.23	3.81	4.25
UTILITY AS-REPORTED EARNINGS (G)	511	587	550	583	469
UTILITY OPERATIONAL EARNINGS (G-C)	553	609	552	583	626
UTILITY - AVERAGE SHAREHOLDER'S EQUITY (excluding preferred stock without sinking fund) (H)	5,168	5,299	5,490	5,470	5,422
UTILITY AS-REPORTED ROE (G)/H	9.9%	11.1%	10.0%	10.7%	8.7%
UTILITY OPERATIONAL ROE (G-C)/H	10.7%	11.5%	10.1%	10.7%	11.5%

($ millions)	2Q 2004
GROSS DEBT (I)	8,173
Less cash and cash equivalents (J)	586
NET DEBT (K)	7,587
TOTAL CAPITALIZATION (L)	17,252
Less cash and cash equivalents (M)	586
NET CAPITAL (N)	16,666
DEBT TO CAPITAL RATIO % (I/L)	47.4
NET DEBT TO CAPITAL RATIO % (K/N)	45.5